SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) January 30, 2002
                                                            -----------------

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)

          Colorado               333-1173                  84-0467907
(State or other jurisdiction    (Commission File          (IRS Employer
 of incorporation)               Number)                   Identification No.)

8515 East Orchard Road, Greenwood Village, Colorado   80111
(Address of principal executive offices)            (Zip Code)

(303) 737-3000
(Registrant's telephone number, including area code)
--------------------------------------------------------------------------------


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number    Title

99                Great-West Lifeco Press Release     dated October 29, 2002


ITEM 9.  REGULATION FD DISCLOSURE

On January 30, 2003, Great-West Lifeco Inc., an indirect Canadian parent company of the Registrant, issued a press release regarding its financial results for the fourth quarter of 2002. The press release includes a discussion of the financial results of the Registrant. A copy of the press release is attached as
Exhibit 99 hereto. The dollar amounts referred to in the press release are in Canadian dollars unless otherwise stated.

This Form 8-K contains forward-looking statements. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. In particular, statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Registrant's beliefs concerning future or projected levels of sales of the Registrant's products, investment spreads or yields, or the earnings or profitability of the Registrant's activities. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Registrant's control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Registrant. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable events or developments, some of which may be national in scope, such as general economic conditions and interest rates, some of which may be related to the insurance industry generally, such as pricing competition, regulatory developments and industry consolidation, and others of which may relate to the Registrant specifically, such as credit, volatility and other risks associated with the Registrant's investment portfolio, and other factors. Readers are also directed to consider other risks and uncertainties discussed in documents filed by the Registrant and certain of its subsidiaries with the Securities and Exchange Commission.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 30, 2003


                                           GREAT-WEST LIFE & ANNUITY
                                           INSURANCE COMPANY



                                           By:/s/ Richard G. Schultz
                                              ---------------------------

                                           Name:  Richard G. Schultz

                                           Title: Vice President, Counsel
                                                  and Associate Secretary

      Great-West Lifeco reports 2002 results and dividend increase

Winnipeg, January 30, 2003 ... Great-West Lifeco Inc. has reported net income attributable to common shareholders of $931 million or $2.530 per common share for the twelve months ended December 31, 2002, compared to $1.387 per common share reported a year ago.

This result represents an increase of 15% over 2001, after adjusting for non-recurring charges relating to goodwill amortization, Alta Health and Life Insurance Company (Alta), and the events of September 11, 2001 to facilitate comparison between years.

For the fourth quarter, net income attributable to common shareholders was $235 million or $0.641 per common share, compared to adjusted 2001 results of $208 million or $0.562 per common share.

Highlights - twelve months 2002
o Earnings per common share increased 15% over 2001 levels, reflecting solid increases in earnings from Lifeco's Canadian and United States operations.
o Return on common shareholders' equity was 22.9% for the twelve months ended December 31, 2002, compared to 20.8% in 2001, using adjusted 2001 results.
o Quarterly dividends declared were 27(cent) per common share, an increase of 2.25(cent) per share, payable March 31, 2003. Dividends paid on common shares for 2002 were 21% higher than a year ago.

Consolidated net earnings for Lifeco are the net operating earnings of The Great-West Life Assurance Company (Great-West) in Canada and Great-West Life & Annuity (GWL&A) in the United States, together with Lifeco's corporate results. The following comparative figures for 2001 have been adjusted to exclude goodwill amortization, Alta charges, and the events of September 11, 2001.

Canadian consolidated net earnings of Lifeco attributable to common shareholders for the twelve months ended December 31, 2002 increased 15% to $441 million from $384 million at December 31, 2001. For the fourth quarter, Canadian net income attributable to common shareholders increased to $116 million compared to $102 million at December 31, 2001.

Lifeco's United States consolidated net earnings for twelve months of 2002 increased 13% to $490 million from $435 million a year ago. For the fourth quarter, United States net income increased to $119 million compared to $106 million at December 31, 2001.

GWL&A's twelve months net income attributable to common shareholders increased to US $321 million from US $294 million at December 31, 2001. For the fourth quarter, GWL&A's earnings were US $79 million compared to US $72 million a year ago.



The Great-West Life Assurance Company

Developments

o In December, Great-West completed its first innovative tier 1 capital issue, raising $350 million through an offering of Great-West Life Trust Securities (GREATs).
o Great-West, together with London Life and Investors Group, signed an agreement with National Bank of Canada to offer banking products and services through their respective distribution networks.
o Great-West and London Life's Group Retirement Services division enhanced its Web site, giving plan members the opportunity to do their retirement planning, including fund selection, online.

Results

"Great-West and London Life ended the year the same way we started, with exceptional performance from our group and individual lines of business," says Raymond L. McFeetors, President & Chief Executive Officer, Great-West Life.
     "Despite the decline in consumer confidence in investment markets, segregated funds deposits for the year were up over 2001. Concern for security also led to increased interest among consumers for participating life insurance, where our sales increased nearly 30% this year. Price rationalization in the group insurance market over the past couple of years set the stage for strong growth in net income from our group insurance business, which also enjoyed very strong persistency during the year."

Total premiums and deposits for full year 2002, including reinsurance premiums, were up 9% from 2001 levels.

Fee income increased 7% in 2002 compared to 2001, associated with increases in both segregated funds assets and ASO contract volumes.

Total assets under administration at December 31, 2002 were $54.5 billion, up 1% from December 31, 2001.


Great-West Life & Annuity Insurance Company

Developments

o The last quarter of 2002 saw a continuation of our themes for the year-margin expansion, disciplined expense management and conservative investment selection.

Results

"Low interest rates, weak stock markets, and rising health care costs all combined to test our business managers in 2002. I'm very pleased with the results we achieved in 2002 in this very stormy environment," says William T. McCallum, President & Chief Executive Officer, Great-West Life & Annuity.

The decrease in US $ premium income and deposits for 2002 of 12% was comprised of reductions in both Employee Benefits and Financial Services. The change in the Employee Benefits segment is due to a contraction in health care medical membership, while the change in the Financial Services segment is primarily due to lower 401(k) single premium deposits.

Fee income is derived from the management of segregated funds assets and the administration of Group health ASO business. The decrease in fee income in 2002 arises out of both the health care business and the effects of the U.S. equity markets on segregated funds fees.

Total assets under administration were $41.6 billion at December 31, 2002, down $2.6 billion compared with December 31, 2001, essentially due to reductions in market values of segregated funds.

Quarterly Dividends

At its meeting today, the Board of Directors approved a quarterly dividend of $0.27 per share on the common shares of the Company payable March 31, 2003 to shareholders of record at the close of business March 17, 2003.

In addition, the Directors approved quarterly dividends on the preferred shares of the Company:
  o Series C First Preferred Shares $0.484375 per share; and
  o Series D First Preferred Shares $0.293750 per share payable March 31, 2003 to shareholders of record at the close of business March 17, 2003
  o Class A, Series 1 Preferred Shares $0.3125 per share payable April 30, 2003 to shareholders of record at the close of business April 16, 2003.



Great-West Lifeco

Great-West Lifeco Inc. is a financial services holding company with interests in the life insurance, health insurance, retirement savings, and reinsurance businesses, primarily in Canada and the United States. Lifeco's subsidiaries - The Great-West Life Assurance Company and London Life Insurance Company (Freedom 55 Financial(TM)) in Canada and Great-West Life & Annuity Insurance Company in the United States - serve the financial security needs of more than 13 million people. Lifeco and its companies have $96 billion in assets under administration. Great-West Lifeco is a member of the Power Financial Corporation group of companies.

Forward-looking statements
This release may contain forward-looking statements about future operations, financial results, objectives and strategies of the Company. Forward-looking statements are typically identified by the words "believe", "expect", "anticipate", "intend", "estimate" and other similar expressions.

These statements are necessarily based on estimates and assumptions that are inherently subject to risks and uncertainties, many of which are beyond the Company's control. Actual results may differ materially due to a variety of factors, including legislative or regulatory developments, competition, technological change, global capital market activity, interest rates and general economic and political conditions in Canada, North America or internationally.

Readers are urged to consider these and other such factors carefully and not place undue emphasis on the Company's forward-looking statements.

Unless otherwise required by securities laws, the Company does not intend or have any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Further information
Selected financial information is attached. Full financial statements and notes for 2002 are available on the Great-West Lifeco Web site at www.greatwestlifeco.com/english/investor/quarterly.html.

Great-West Lifeco's fourth quarter analyst teleconference will be held Thursday, January 30, at 2:00 p.m. (Eastern). The call can be accessed through www.greatwestlifeco.com or by phone, through listen-only lines at 1-800-387-6216 (passcode: Chantal) or 416-405-9328 in Toronto.

A replay of the call will be available from January 30 until February 6 and can be accessed by calling 1-800-408-3053 (passcode: 1348731) or 416-695-5800 in
Toronto.


                                     - end -




For more information contact:

Marlene Klassen
Director, Media & Public Relations
(204) 946-7705
marlene.klassen@gwl.ca


      FINANCIAL HIGHLIGHTS
       (in millions of dollars except per common share amounts)

                                  -------------------------------------  ------------------------------
                                  -------------------------------------  ------------------------------
                                    Canada       U.S.        Total        Canada     U.S.      Total        % Change
                                  -------------------------------------  ------------------------------  ---------------
-----------------------------------------------------------------------  ------------------------------  ---------------
For the three months ended December 31 (unaudited) Premiums:
   Life insurance, guaranteed annuities
     and insured health products      $ 1,100       $ 740      $ 1,840     $ 1,010     $ 728   $ 1,738       6%
   Reinsurance & specialty
      general insurance                 1,040           -        1,040       1,127         -     1,127      -8%
Self-funded premium equivalents
    (ASO contracts)   (1)                 353       2,013        2,366         314     2,177     2,491      -5%
Segregated funds deposits:   (1)
   Individual products                    320         144          464         371       312       683     -32%
   Group products                         334         722        1,056         345       772     1,117      -5%
                                  -------------------------------------  ------------------------------  -------
                                  -------------------------------------  ------------------------------  -------
Total premiums and deposits           $ 3,147     $ 3,619      $ 6,766     $ 3,167   $ 3,989   $ 7,156      -5%
                                  -------------------------------------  ------------------------------  -------
                                  -------------------------------------  ------------------------------  -------
Fee and other income                      104         324          428         105       339       444      -4%
Paid or credited to policyholders       2,303         856        3,159       2,348       862     3,210      -2%
Net income attributable to:
   Preferred shareholders                   8           -            8           8         -         8       0%
   Common shareholders                    116         119          235          85       104       189      24%
   2001 adjustments  (2)
        Goodwill amortization               -           -            -          17         1        18
        Alta                                -           -            -           -         1         1
        September 11, 2001                  -           -            -           -         -         -
   Adjusted net income common
        shareholders  (2)                 116         119          235         102       106       208      13%


------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Per Common Share
Basic earnings                                                 $ 0.641                         $ 0.510      26%
2001 adjustments  (2)
   Goodwill amortization                                             -                           0.048
   Alta                                                              -                           0.004
   September 11, 2001                                                -                               -
Adjusted basic earnings (2)                                      0.641                           0.562      14%
Dividends paid                                                  0.2475                           0.205      21%

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


   (1) Segregated funds deposits and self-funded premium equivalents (ASO contracts)
   The financial statements of a life insurance company do not include the assets, liabilities, deposits and withdrawals of segregated funds or the claims payments related to administrative services only (ASO) Group health contracts. However, the Company does earn fee and other income related to these contracts.

   Both segregated fund and ASO contracts are an important aspect of the overall business of the Company and should be considered when comparing volumes, size and trends.

   (2) In addition to net income (Canadian GAAP basis), adjusted net income for 2001 is presented for information. 2001 results include: (i) A charge of $18 after-tax or $0.048 per common share for the three months ended December 31, 2001 and $66 after-tax or $0.177 per common share for the year ended December 31, 2001 related to the amortization of goodwill. On January 1, 2002, the Company stopped amortizing goodwill in accordance with new Canadian Institute of Chartered Accountants standard 3062 Goodwill and Other Intangible Assets (see note 1 of the Company's 2002 financial statements); (ii) A charge of $165 after-tax or $0.444 per common share related to Alta Health & Life Insurance Company (Alta), an indirect wholly-owned subsidiary and part of the Company's United States Employee Benefits segment.
   (iii) A charge of $73 after-tax or $0.199 per common share from the events of September 11, 2001. Return on common shareholders' equity is also presented excluding 2001 adjustments.

       (in millions of dollars except per common share amounts)

                                                 2002                                2001
                                  -------------------------------------  ------------------------------
                                  -------------------------------------  ------------------------------
                                    Canada       U.S.        Total        Canada     U.S.      Total        % Change
                                  -------------------------------------  ------------------------------  ---------------
-----------------------------------------------------------------------  ------------------------------  -------
For the years ended December 31
Premiums:
   Life insurance, guaranteed annuities

     and insured health products      $ 4,276     $ 2,989      $ 7,265     $ 3,996   $ 3,026   $ 7,022       3%
   Reinsurance & specialty
      general insurance                 3,922           -        3,922       3,455         -     3,455      14%
Self-funded premium equivalents
    (ASO contracts)   (1)               1,355       8,209        9,564       1,238     8,861    10,099      -5%
Segregated funds deposits:   (1)
   Individual products                  1,649         644        2,293       1,586     1,369     2,955     -22%
   Group products                       1,163       3,219        4,382       1,045     3,650     4,695      -7%
                                  -------------------------------------  ------------------------------  -------
                                  -------------------------------------  ------------------------------  -------
Total premiums and deposits          $ 12,365    $ 15,061     $ 27,426    $ 11,320  $ 16,906  $ 28,226      -3%
                                  -------------------------------------  ------------------------------  -------
                                  -------------------------------------  ------------------------------  -------
Fee and other income                      420       1,387        1,807         391     1,467     1,858      -3%
Paid or credited to policyholders       8,978       3,615       12,593       8,308     3,722    12,030       5%
Net income attributable to:
   Preferred shareholders                  31           -           31          30         1        31       -%
   Common shareholders                    441         490          931         249       266       515      81%
   2001 adjustments  (2)
        Goodwill amortization               -           -            -          62         4        66
        Alta                                -           -            -           -       165       165
        September 11, 2001                  -           -            -          73         -        73
   Adjusted net income common
        shareholders  (2)                 441         490          931         384       435       819      14%

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Per Common Share
Basic earnings                                                 $ 2.530                         $ 1.387      82%
2001 adjustments  (2)
   Goodwill amortization                                             -                           0.177
   Alta                                                              -                           0.444
   September 11, 2001                                                -                           0.199
Adjusted basic earnings (2)                                      2.530                           2.207      15%
Dividends paid                                                   0.945                           0.780      21%

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Return on common shareholders' equity
   Net income                                                    22.9%                           13.7%
   Adjusted net income  (2)                                          -                           20.8%

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
At December 31
Total assets                         $ 36,010    $ 24,061     $ 60,071    $ 34,690  $ 24,469  $ 59,159       2%
Segregated funds assets  (1)           18,504      17,544       36,048      19,093    19,774    38,867      -7%
                                  -------------------------------------  ------------------------------  -------
                                  -------------------------------------  ------------------------------  -------
Total assets under administration    $ 54,514    $ 41,605     $ 96,119    $ 53,783  $ 44,243  $ 98,026      -2%
                                  =====================================  ==============================  =======
                                  =====================================  ==============================  =======

Capital stock and surplus                                      $ 4,708                         $ 4,397       7%
Book value per common share                                    $ 11.68                         $ 10.47      12%









         SUMMARY OF CONSOLIDATED OPERATIONS
                  (in millions of dollars except earnings per common share)

                                                         For the three months           For the years
                                                          ended December 31           ended December 31
                                                      --------------------------- ---------------------------
                                                      --------------------------- ---------------------------
                                                          2002          2001          2002          2001
                                                      -------------  ------------ -------------  ------------
                                                      --------------------------- -------------  ------------
                                                       (unaudited)
Income

    Premium income                                         $ 2,880       $ 2,865      $ 11,187      $ 10,477
    Net investment income                                      934           977         3,638         3,713
    Fee and other income                                       428           444         1,807         1,858
                                                      -------------  ------------ -------------  ------------
                                                      -------------  ------------ -------------  ------------
                                                             4,242         4,286        16,632        16,048
                                                      -------------  ------------ -------------  ------------
                                                      -------------  ------------ -------------  ------------

Benefits and Expenses
    Paid or credited to policyholders and
         beneficiaries including policyholder
         dividends and experience refunds                    3,159         3,210        12,593        12,030
    Commissions                                                187           179           718           696
    Operating expenses                                         457           486         1,786         1,941
    Premium taxes                                               17            35           109           124
    Special charges                                              -             2             -           204
                                                      -------------  ------------ -------------  ------------
                                                      -------------  ------------ -------------  ------------

Net operating income before income taxes                       422           374         1,426         1,053

    Income taxes   - current                                   100           199           397           427
                   - future                                     47           (60)           33           (30)
                                                      -------------  ------------ -------------  ------------
                                                      -------------  ------------ -------------  ------------

Net income before non-controlling interests                    275           235           996           656

Non-controlling interests                                       32            20            34            44
                                                      -------------  ------------ -------------  ------------
                                                      -------------  ------------ -------------  ------------

Net income before amortization of goodwill                     243           215           962           612

Amortization of goodwill                                         -            18             -            66
                                                      -------------  ------------ -------------  ------------
                                                      -------------  ------------ -------------  ------------

Net income                                                   $ 243         $ 197         $ 962         $ 546
                                                      =============  ============ =============  ============
                                                      =============  ============ =============  ============

Earnings per Common Share

    Basic                                                  $ 0.641       $ 0.510       $ 2.530       $ 1.387
                                                      =============  ============ =============  ============
                                                      =============  ============ =============  ============

    Diluted                                                $ 0.634       $ 0.503       $ 2.499       $ 1.365
                                                      =============  ============ =============  ============
                                                      =============  ============ =============  ============

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

Summary of Net Income

    Preferred shareholder dividends                            $ 8           $ 8          $ 31          $ 31

    Net income - common shareholders                           235           189           931           515
                                                      -------------  ------------ -------------  ------------
                                                      -------------  ------------ -------------  ------------

    Net income                                               $ 243         $ 197         $ 962         $ 546
                                                      =============  ============ =============  ============
                                                      =============  ============ =============  ============

Average number of shares outstanding - basic                                       367,987,648   371,244,073
Average number of shares outstanding - diluted                                     372,607,557   377,364,057

United States operating results during 2002 have been included at the average market rate of $1.5700 Canadian compared with $1.5490 Canadian in 2001.





              CONSOLIDATED BALANCE SHEET
       (in millions of dollars)

                                                                                 December 31,       December 31,
                                                                                    2002               2001
                                                                                --------------     -------------
                                                                                --------------     -------------
       Assets



       Bonds                                                                         $ 33,764          $ 32,581
       Mortgage loans                                                                   7,850             8,369
       Stocks                                                                           1,581             1,379
       Real estate                                                                      1,267             1,272
       Loans to policyholders                                                           6,177             6,213
       Cash and certificates of deposit                                                   912               837
       Funds withheld by ceding insurers                                                4,786             4,477
       Premiums in course of collection                                                   305               410
       Interest due and accrued                                                           511               543
       Future income taxes                                                                138               317
       Goodwill and intangible assets                                                   1,687             1,604
       Other assets                                                                     1,093             1,157
                                                                                --------------     -------------
                                                                                --------------     -------------

       Total assets                                                                  $ 60,071          $ 59,159
                                                                                ==============     =============
                                                                                ==============     =============

       Liabilities

       Policy liabilities
          Actuarial liabilities                                                      $ 44,508          $ 43,909
          Provision for claims                                                            645               753
          Provision for policyholder dividends                                            363               355
          Provision for experience rating refunds                                         927               834
          Policyholder funds                                                            1,853             1,748
                                                                                --------------     -------------
                                                                                --------------     -------------
                                                                                       48,296            47,599

       Commercial paper and other loans                                                 1,012             1,075
       Current income taxes                                                               454               508
       Other liabilities                                                                2,081             2,181
       Repurchase agreements                                                              511               400
       Net deferred gains on portfolio investments sold                                   958             1,049
                                                                                --------------     -------------
                                                                                --------------     -------------
                                                                                       53,312            52,812

       Non-controlling interests                                                        2,051             1,950

       Capital Stock and Surplus

          Capital stock                                                                 1,982             2,083
          Surplus                                                                       2,382             1,951
          Provision for unrealized gain on translation
            of net investment in foreign operations                                       344               363
                                                                                --------------     -------------
                                                                                --------------     -------------
                                                                                        4,708             4,397
                                                                                --------------     -------------
                                                                                --------------     -------------

       Liabilities, capital stock and surplus                                        $ 60,071          $ 59,159
                                                                                ==============     =============
                                                                                ==============     =============

       United States assets and liabilities have been translated at the market rates of $1.5800 Canadian for December 31, 2002 and $1.5930 Canadian for
       December 31, 2001.









      Segmented Information
      Consolidated Operations
      For the three months ended December 31, 2002 (unaudited)

                                                                           Canadian Operations
                                                 -----------------------------------------------------------------------------------
                                                 -----------------------------------------------------------------------------------
                                                                                                                  Participating
                                                 Shareholder                                                      Policyholder
                                                 --------------------------------------------------------------   -----------
                                                 --------------------------------------------------------------   ---------
                                                              Individual                                          Individual
                                                              Insurance &                                               Insurance &
                                                   Group       Investment  Reinsurance                            Investment Total
                                                 Insurance    Products     & Specialty  Corporate     Total       Products   Canada
                                                 ----------   ----------   -----------------------  -----------   ---------  ------
                                                 ----------   ----------   ----------   ----------  -----------   ---------  ------
      Income:

          Premium income                             $ 568        $ 172      $ 1,040          $ 6      $ 1,786       $ 354   $ 2,140
          Net investment income                         51          118          117           32          318         246       564
          Fee and other income                          18           81            1            4          104           -       104
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
      Total income                                     637          371        1,158           42        2,208         600     2,808
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------

      Benefits and Expenses:
          Paid or credited to policyholders            476          180        1,146            8        1,810         493     2,303
          Other                                        108           84            8            3          203          64       267
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
      Net operating income
          before income taxes                           53          107            4           31          195          43       238
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------

      Income taxes                                      19           46           (3)           3           65          26        91
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------

      Net income before non-controlling
         interests                                      34           61            7           28          130          17       147

      Non-controlling interests                          -            -            -            6            6          17        23
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------

      Net income before goodwill amortization           34           61            7           22          124           -       124

      Amortization of goodwill                           -            -            -            -            -           -         -
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------

      Net income                                      $ 34         $ 61          $ 7         $ 22        $ 124         $ -     $ 124
                                                 ==========   ==========   ==========   ==========  ===========   ========= ========
                                                 ==========   ==========   ==========   ==========  ===========   ========= ========

      ------------------------------------------------------------------------------------------------------------------------------
      ------------------------------------------------------------------------------------------------------------------------------

      Summary of Net Income

          Preferred shareholder dividends              $ -          $ -          $ -          $ 8          $ 8         $ -     $ 8
          Net income - common shareholders              34           61            7           14          116           -     116
                                                 ----------   ----------   ----------   ----------  -----------   ---------  ------
                                                 ----------   ----------   ----------   ----------  -----------   ---------  ------
          Net income                                  $ 34         $ 61          $ 7         $ 22        $ 124         $ -   $ 124
                                                 ==========   ==========   ==========   ==========  ===========   =========  ======
                                                 ==========   ==========   ==========   ==========  ===========   =========  ======








      For the three months ended December 31, 2002 (unaudited)

                                                                           United States Operations
                                                 --------------------------------------------------------------------------
                                                 --------------------------------------------------------------------------
                                                                                                        Participating
                                                      Shareholder                                        Policyholder
                                                 -------------------------------------------------  -----------------------
                                                 -------------------------------------------------  -----------
                                                   Employee   Financial                             Financial      Total    Total
                                                 Benefits     Services      Corporate     Total      Services       U.S.    Company
                                                 ----------   ----------   -----------------------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
      Income:
          Premium income                             $ 378        $ 243          $ -        $ 621        $ 119       $ 740   $ 2,880
          Net investment income                         27          200           (1)         226          144         370       934
          Fee and other income                         238           85            1          324            -         324       428
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------

      Total income                                     643          528            -        1,171          263       1,434     4,242
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------

      Benefits and Expenses:
          Paid or credited to policyholders            253          351           (1)         603          253         856     3,159
          Other                                        292           92            5          389            5         394       661
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
      Net operating income
          before income taxes                           98           85           (4)         179            5         184       422
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------

      Income taxes                                      35           26           (1)          60           (4)         56       147
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------

      Net income before non-controlling
         interests                                      63           59           (3)         119            9         128       275

      Non-controlling interests                          -            -            -            -            9           9        32
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------

      Net income before goodwill amortization           63           59           (3)         119            -         119       243

      Amortization of goodwill                           -            -            -            -            -           -         -
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------

      Net income                                      $ 63         $ 59         $ (3)       $ 119          $ -       $ 119     $ 243
                                                 ==========   ==========   ==========   ==========  ===========   ========= ========
                                                 ==========   ==========   ==========   ==========  ===========   ========= ========

      ------------------------------------------------------------------------------------------------------------------------------
      ------------------------------------------------------------------------------------------------------------------------------

      Summary of Net Income

          Preferred shareholder dividends              $ -          $ -          $ -          $ -          $ -         $ -    $ 8
          Net income - common shareholders              63           59           (3)         119            -         119    235
                                                 ----------   ----------   ----------   ----------  -----------   --------- ------
                                                 ----------   ----------   ----------   ----------  -----------   --------- ------
          Net income                                  $ 63         $ 59         $ (3)       $ 119          $ -       $ 119  $ 243
                                                 ==========   ==========   ==========   ==========  ===========   ========= ======
                                                 ==========   ==========   ==========   ==========  ===========   ========= ======








      For the three months ended December 31, 2001 (unaudited)

                                                                           Canadian Operations
                                                 -----------------------------------------------------------------------------------
                                                 -----------------------------------------------------------------------------------
                                                                                                                  Participating
                                                      Shareholder                                                  Policyholder
                                                 --------------------------------------------------------------   ------------------
                                                 --------------------------------------------------------------   -----------
                                                               Individual                                         Individual
                                                                   Insurance &                                          Insurance &
                                                   Group       Investment       Reinsurance                       Investment Total
                                                  Insurance   Products     & Specialty  Corporate     Total        Products  Canada
                                                 -----------------------   ------------------------------------   ------------------
                                                 ----------   ----------   ----------   ----------  -----------   ---------  -------
      Income:
          Premium income                             $ 521        $ 144      $ 1,127          $ 5      $ 1,797       $ 340  $ 2,137
          Net investment income                         53          131          136           37          357         263      620
          Fee and other income                          16           82            1            6          105           -      105
                                                 ----------   ----------   ----------   ----------  -----------   --------- -------
                                                 ----------   ----------   ----------   ----------  -----------   --------- -------
      Total income                                     590          357        1,264           48        2,259         603   2,862
                                                 ----------   ----------   ----------   ----------  -----------   --------- -------
                                                 ----------   ----------   ----------   ----------  -----------   --------- -------

      Benefits and Expenses:
          Paid or credited to policyholders            446          187        1,263           13        1,909         439   2,348
          Other                                        102           98           28            1          229          63     292
                                                 ----------   ----------   ----------   ----------  -----------   --------- -------
                                                 ----------   ----------   ----------   ----------  -----------   --------- -------
      Net operating income
          before income taxes                           42           72          (27)          34          121         101     222

      Income taxes                                      16           27           (9)         (27)           7          83      90
                                                 ----------   ----------   ----------   ----------  -----------   --------- -------
                                                 ----------   ----------   ----------   ----------  -----------   --------- -------

      Net income before non-controlling
         interests                                      26           45          (18)          61          114          18     132

      Non-controlling interests                          -            -           (2)           6            4          18      22
                                                 ----------   ----------   ----------   ----------  -----------   --------- -------
                                                 ----------   ----------   ----------   ----------  -----------   --------- -------

      Net income before goodwill amortization           26           45          (16)          55          110           -     110

      Amortization of goodwill                           6            7            2            2           17           -      17
                                                 ----------   ----------   ----------   ----------  -----------   --------- -------
                                                 ----------   ----------   ----------   ----------  -----------   --------- -------

      Net income                                      $ 20         $ 38        $ (18)        $ 53         $ 93         $ -    $ 93
                                                 ==========   ==========   ==========   ==========  ===========   ========= =======
                                                 ==========   ==========   ==========   ==========  ===========   ========= =======

      -----------------------------------------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------------------------------------

      Summary of Net Income

          Preferred shareholder dividends              $ -          $ -          $ -          $ 8          $ 8         $ -     $ 8
          Net income - common shareholders              20           38          (18)          45           85           -      85
                                                 ----------   ----------   ----------   ----------  -----------   --------- -------
                                                 ----------   ----------   ----------   ----------  -----------   --------- -------
          Net income                                  $ 20         $ 38        $ (18)        $ 53         $ 93         $ -    $ 93
                                                 ==========   ==========   ==========   ==========  ===========   ========= =======
                                                 ==========   ==========   ==========   ==========  ===========   ========= =======








      For the three months ended December 31, 2001 (unaudited)

                                                                           United States Operations
                                                 --------------------------------------------------------------------------
                                                 --------------------------------------------------------------------------
                                                                                                        Participating
                                                      Shareholder                                        Policyholder
                                                 -------------------------------------------------  -----------------------
                                                 -------------------------------------------------  -----------
                                                   Employee   Financial                             Financial      Total      Total
                                                 Benefits     Services      Corporate     Total      Services       U.S.     Company
                                                 ----------   ----------   -----------------------  -----------   ---------  -------
                                                 ----------   ----------   ----------   ----------  -----------   ---------  -------
      Income:
          Premium income                             $ 434        $ 166          $ -        $ 600        $ 128       $ 728    2,865
          Net investment income                         27          202           (7)         222          135         357      977
          Fee and other income                         249           90            -          339            -         339      444
                                                 ----------   ----------   ----------   ----------  -----------   ---------  -------
                                                 ----------   ----------   ----------   ----------  -----------   ---------  -------

      Total income                                     710          458           (7)       1,161          263       1,424    4,286
                                                 ----------   ----------   ----------   ----------  -----------   ---------  -------
                                                 ----------   ----------   ----------   ----------  -----------   ---------  -------

      Benefits and Expenses:
          Paid or credited to policyholders            332          275           (1)         606          256         862    3,210
          Other                                        303           90            7          400            8         408      700
          Special charges                                2            -            -            2            -           2        2
                                                 ----------   ----------   ----------   ----------  -----------   ---------  -------
                                                 ----------   ----------   ----------   ----------  -----------   ---------  -------
      Net operating income
          before income taxes                           73           93          (13)         153           (1)        152      374

      Income taxes                                      23           24            1           48            1          49      139
                                                 ----------   ----------   ----------   ----------  -----------   ---------  -------
                                                 ----------   ----------   ----------   ----------  -----------   ---------  -------

      Net income before non-controlling
         interests                                      50           69          (14)         105           (2)        103      235

      Non-controlling interests                          -            -            -            -           (2)         (2)      20
                                                 ----------   ----------   ----------   ----------  -----------   ---------  -------
                                                 ----------   ----------   ----------   ----------  -----------   ---------  -------

      Net income before goodwill amortization           50           69          (14)         105            -         105      215

      Amortization of goodwill                           -            1            -            1            -           1       18
                                                 ----------   ----------   ----------   ----------  -----------   ---------  -------
                                                 ----------   ----------   ----------   ----------  -----------   ---------  -------

      Net income                                      $ 50         $ 68        $ (14)       $ 104          $ -       $ 104    $ 197
                                                 ==========   ==========   ==========   ==========  ===========   =========  =======
                                                 ==========   ==========   ==========   ==========  ===========   =========  =======

      ------------------------------------------------------------------------------------------------------------------------------

      Summary of Net Income

          Preferred shareholder dividends              $ -          $ -          $ -          $ -          $ -         $ -      $ 8
          Net income - common shareholders              50           68          (14)         104            -         104      189
                                                 ----------   ----------   ----------   ----------  -----------   ---------  -------
                                                 ----------   ----------   ----------   ----------  -----------   ---------  -------
          Net income                                  $ 50         $ 68        $ (14)       $ 104          $ -       $ 104    $ 197
                                                 ==========   ==========   ==========   ==========  ===========   =========  =======
                                                 ==========   ==========   ==========   ==========  ===========   =========  =======











      For the year ended December 31, 2002

                                                                           Canadian Operations
                                                 -----------------------------------------------------------------------------------
                                                 -----------------------------------------------------------------------------------
                                                                                                                  Participating
                                                 Shareholder                                                      Policyholder
                                                 --------------------------------------------------------------   -----------
                                                 --------------------------------------------------------------   ---------
                                                              Individual                                          Individual
                                                              Insurance &                                         Insurance &
                                                   Group       Investment  Reinsurance                          Investment    Total
                                                 Insurance    Products     & Specialty  Corporate     Total     Products      Canada
                                                 ----------   ----------   -----------------------  ----------- ---------  ---------
                                                 ----------   ----------   ----------   ----------  ----------- ---------  ---------
      Income:
          Premium income                           $ 2,220        $ 662      $ 3,922         $ 17      $ 6,821   $ 1,377   $ 8,198
          Net investment income                        205          463          474           98        1,240       909     2,149
          Fee and other income                          68          332            2           18          420         -       420
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------
      Total income                                   2,493        1,457        4,398          133        8,481     2,286    10,767
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------

      Benefits and Expenses:
          Paid or credited to policyholders          1,868          741        4,338           37        6,984     1,994     8,978
          Other                                        426          365           28           22          841       256     1,097
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------
      Net operating income
          before income taxes                          199          351           32           74          656        36       692
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------

      Income taxes                                      74          139            2          (55)         160        36       196
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------

      Net income before non-controlling
         interests                                     125          212           30          129          496         -       496

      Non-controlling interests                          -            -            1           23           24         -        24
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------

      Net income before goodwill amortization          125          212           29          106          472         -       472

      Amortization of goodwill                           -            -            -            -            -         -         -
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------

      Net income                                     $ 125        $ 212         $ 29        $ 106        $ 472       $ -     $ 472
                                                 ==========   ==========   ==========   ==========  =========== =========  ========
                                                 ==========   ==========   ==========   ==========  =========== =========  ========

      ------------------------------------------------------------------------------------------------------------------------------

      Summary of Net Income

          Preferred shareholder dividends              $ -          $ -          $ -         $ 31         $ 31         $ -    $ 31
          Net income - common shareholders             125          212           29           75          441           -     441
                                                 ----------   ----------   ----------   ----------  -----------   ---------  ------
                                                 ----------   ----------   ----------   ----------  -----------   ---------  ------
          Net income                                 $ 125        $ 212         $ 29        $ 106        $ 472         $ -   $ 472
                                                 ==========   ==========   ==========   ==========  ===========   =========  ======
                                                 ==========   ==========   ==========   ==========  ===========   =========  ======








      For the year ended December 31, 2002

                                                                           United States Operations
                                                 --------------------------------------------------------------------------
                                                 --------------------------------------------------------------------------
                                                                                                        Participating
                                                      Shareholder                                        Policyholder
                                                 -------------------------------------------------  -----------------------
                                                 -------------------------------------------------  -----------
                                                   Employee   Financial                             Financial      Total     Total
                                                 Benefits     Services      Corporate     Total      Services       U.S.    Company
                                                 ----------   ----------   -----------------------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
      Income:
          Premium income                           $ 1,577      $ 1,016          $ -      $ 2,593        $ 396     $ 2,989  $ 11,187
          Net investment income                        109          824           (5)         928          561       1,489     3,638
          Fee and other income                       1,036          350            1        1,387            -       1,387     1,807
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------

      Total income                                   2,722        2,190           (4)       4,908          957       5,865    16,632
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------

      Benefits and Expenses:
          Paid or credited to policyholders          1,208        1,484           (2)       2,690          925       3,615    12,593
          Other                                      1,139          347            9        1,495           21       1,516     2,613
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
      Net operating income
          before income taxes                          375          359          (11)         723           11         734     1,426

      Income taxes                                     125          112           (4)         233            1         234       430
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------

      Net income before non-controlling
         interests                                     250          247           (7)         490           10         500       996

      Non-controlling interests                          -            -            -            -           10          10        34
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------

      Net income before goodwill amortization          250          247           (7)         490            -         490       962

      Amortization of goodwill                           -            -            -            -            -           -         -
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------

      Net income                                     $ 250        $ 247         $ (7)       $ 490          $ -       $ 490     $ 962
                                                 ==========   ==========   ==========   ==========  ===========   ========= ========
                                                 ==========   ==========   ==========   ==========  ===========   ========= ========

      ------------------------------------------------------------------------------------------------------------------------------
      ------------------------------------------------------------------------------------------------------------------------------

      Summary of Net Income

          Preferred shareholder dividends              $ -          $ -          $ -          $ -          $ -         $ -   $ 31
          Net income - common shareholders             250          247           (7)         490            -         490    931
                                                 ----------   ----------   ----------   ----------  -----------   --------- ------
                                                 ----------   ----------   ----------   ----------  -----------   --------- ------
          Net income                                 $ 250        $ 247         $ (7)       $ 490          $ -       $ 490  $ 962
                                                 ==========   ==========   ==========   ==========  ===========   ========= ======
                                                 ==========   ==========   ==========   ==========  ===========   ========= ======








      For the year ended December 31, 2001

                                                                           Canadian Operations
                                                 -----------------------------------------------------------------------------------
                                                 -----------------------------------------------------------------------------------
                                                                                                                  Participating
                                                      Shareholder                                                      Policyholder
                                                 --------------------------------------------------------------   ------------------
                                                 --------------------------------------------------------------   -----------
                                                               Individual                                         Individual
                                                                   Insurance &                                    Insurance &
                                                   Group       Investment       Reinsurance                     Investment    Total
                                                  Insurance   Products     & Specialty  Corporate     Total      Products     Canada
                                                 -----------------------   ------------------------------------ --------------------
                                                 ----------   ----------   ----------   ----------  ----------- ---------  ---------
      Income:
          Premium income                           $ 2,026        $ 628      $ 3,455         $ 16      $ 6,125   $ 1,326   $ 7,451
          Net investment income                        215          513          473          125        1,326       926     2,252
          Fee and other income                          61          311            2           17          391         -       391
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------
      Total income                                   2,302        1,452        3,930          158        7,842     2,252    10,094
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------

      Benefits and Expenses:
          Paid or credited to policyholders          1,739          799        3,894           33        6,465     1,843     8,308
          Other                                        391          374           78           17          860       275     1,135
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------
      Net operating income
          before income taxes                          172          279          (42)         108          517       134       651

      Income taxes                                      67          104          (12)          (7)         152       116       268
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------

      Net income before non-controlling
         interests                                     105          175          (30)         115          365        18       383

      Non-controlling interests                          -            -            2           22           24        18        42
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------

      Net income before goodwill amortization          105          175          (32)          93          341         -       341

      Amortization of goodwill                          23           28            8            3           62         -        62
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------
                                                 ----------   ----------   ----------   ----------  ----------- ---------  --------

      Net income                                      $ 82        $ 147        $ (40)        $ 90        $ 279       $ -     $ 279
                                                 ==========   ==========   ==========   ==========  =========== =========  ========
                                                 ==========   ==========   ==========   ==========  =========== =========  ========

      ------------------------------------------------------------------------------------------------------------------------------
      ------------------------------------------------------------------------------------------------------------------------------

      Summary of Net Income

          Preferred shareholder dividends              $ -          $ -          $ -         $ 30         $ 30         $ -     $ 30
          Net income - common shareholders              82          147          (40)          60          249           -      249
                                                 ----------   ----------   ----------   ----------  -----------   ---------  -------
                                                 ----------   ----------   ----------   ----------  -----------   ---------  -------
          Net income                                  $ 82        $ 147        $ (40)        $ 90        $ 279         $ -    $ 279
                                                 ==========   ==========   ==========   ==========  ===========   =========  =======
                                                 ==========   ==========   ==========   ==========  ===========   =========  =======








      For the year ended December 31, 2001

                                                                           United States Operations
                                                 --------------------------------------------------------------------------
                                                 --------------------------------------------------------------------------
                                                                                                        Participating
                                                      Shareholder                                        Policyholder
                                                 -------------------------------------------------  -----------------------
                                                 -------------------------------------------------  -----------
                                                   Employee   Financial                             Financial      Total     Total
                                                 Benefits     Services      Corporate     Total      Services       U.S.    Company
                                                 ----------   ----------   -----------------------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
      Income:
          Premium income                           $ 1,708        $ 893          $ -      $ 2,601        $ 425     $ 3,026  $ 10,477
          Net investment income                        106          831          (10)         927          534       1,461     3,713
          Fee and other income                       1,105          362            -        1,467            -       1,467     1,858
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------

      Total income                                   2,919        2,086          (10)       4,995          959       5,954    16,048
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------

      Benefits and Expenses:
          Paid or credited to policyholders          1,439        1,359           (2)       2,796          926       3,722    12,030
          Other                                      1,208          382           14        1,604           22       1,626     2,761
          Special charges                              204            -            -          204            -         204       204
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
      Net operating income
          before income taxes                           68          345          (22)         391           11         402     1,053

      Income taxes                                      18          101            1          120            9         129       397
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------

      Net income before non-controlling
         interests                                      50          244          (23)         271            2         273       656

      Non-controlling interests                          -            -            -            -            2           2        44
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------

      Net income before goodwill amortization           50          244          (23)         271            -         271       612

      Amortization of goodwill                           2            1            1            4            -           4        66
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------
                                                 ----------   ----------   ----------   ----------  -----------   --------- --------

      Net income                                      $ 48        $ 243        $ (24)       $ 267          $ -       $ 267     $ 546
                                                 ==========   ==========   ==========   ==========  ===========   ========= ========
                                                 ==========   ==========   ==========   ==========  ===========   ========= ========

      ------------------------------------------------------------------------------------------------------------------------------
      ------------------------------------------------------------------------------------------------------------------------------

      Summary of Net Income

          Preferred shareholder dividends              $ -          $ -          $ 1          $ 1          $ -         $ 1    $ 31
          Net income - common shareholders              48          243          (25)         266            -         266     515
                                                 ----------   ----------   ----------   ----------  -----------   ---------  ------
                                                 ----------   ----------   ----------   ----------  -----------   ---------  ------
          Net income                                  $ 48        $ 243        $ (24)       $ 267          $ -       $ 267   $ 546
                                                 ==========   ==========   ==========   ==========  ===========   =========  ======
                                                 ==========   ==========   ==========   ==========  ===========   =========  ======
